Share Class & Ticker	Institutional	Administrative
	PMCIX	PMGAX

Summary Prospectus  November 1, 2009

As Amended April 1, 2010

Allianz CCM Emerging Companies Fund

Before you invest, you may want to review the Fund’s statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.allianzfunds.com. You can also get this information at no cost by calling 800-498-5413 or by sending an email request to Orders@MySummaryProspectus.com. This Summary Prospectus incorporates by reference the Fund’s entire statutory prospectus and SAI, each dated November 1, 2009, and the financial statements included in the Fund’s annual report to shareholders dated June 30, 2009.

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees(1)	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Net Annual Fund Operating Expenses
Institutional	1.55%	None	0.02%	1.57%	(0.05)%	1.52%
Administrative	1.55	0.25%	0.02	1.82	(0.05)	1.77

(1)

“Management Fees” reflects the combination of investment advisory fees and administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) under separate agreements. Fee rates are based on amounts incurred and fund asset levels during the last fiscal year and, in the case of administrative fees, have been restated to reflect current fee rates.

(2)

AGIFM has voluntarily agreed to observe, through October 31, 2010, an irrevocable waiver of a portion of its administrative fees paid by Institutional and Administrative Class shares in the amount of 0.05% of the Fund’s average daily net assets attributable to the particular share class.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$155	$491	$850	$1,863
Administrative	180	568	981	2,133

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended June 30, 2009 was 142%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total or Net Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Allianz CCM Emerging Companies Fund

Principal Investment Strategies

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of U.S. companies with smaller market capitalizations (which the portfolio management team currently defines as companies with market capitalizations of at least $100 million and at or below the highest market capitalization of companies represented in the Russell 2000 Index ($3.6 billion as of September 30, 2009)) that have improving fundamentals (based on growth criteria) and whose stock the team believes to be reasonably valued by the market (based on value criteria). The team defines “emerging companies” as companies it believes have improving fundamentals and whose stock is reasonably valued by the market. Although emerging companies may potentially be found in any market capitalization, the team primarily considers U.S. companies with smaller market capitalizations. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets and improvements in return on equity, and a series of value criteria, such as earnings quality and price-to-earnings ratios. The team then subjects the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The Fund may invest in real estate investment trusts (REITs) and securities issued in initial public offerings (IPOs), and may utilize stock index futures contracts. The Fund will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused

Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); REIT Risk (adverse changes in the real estate markets may affect the value of REIT investments); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its left show performance of the Fund’s Institutional Class shares. Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

More Recent Return Information
1/1/09–9/30/09	24.45%

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 10/01/2001–12/31/2001	26.11%
Lowest 10/01/2008–12/31/2008	-24.75%

Calendar Year Total Returns—Institutional Class

Summary Prospectus

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years	Fund Inception (6/25/93)
Institutional Class — Before Taxes	-42.58%	-5.53%	2.97%	8.48%
Institutional Class — After Taxes on Distributions	-42.58%	-6.84%	1.29%	6.80%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	-27.67%	-4.30%	2.43%	7.23%
Administrative Class	-42.73%	-5.77%	2.72%	8.21%
Russell Micro-Cap Growth Index	-44.65%	-7.95%	N/A	N/A
Russell 2000 Growth Index	-38.54%	-2.35%	-0.76%	3.58%
Lipper Small-Cap Core Funds Average	-35.75%	-1.09%	4.60%	7.08%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

Management of the Fund

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC

Sub-Adviser

Cadence Capital Management LLC

Portfolio Managers

William B. Bannick, Managing Director, Chief Investment Officer and Executive Vice President of Cadence, has managed the Fund since its inception in 1993.

Robert L. Fitzpatrick, Managing Director of Cadence, has managed the Fund since 2004.

Michael J. Skillman, Managing Director and Chief Executive Officer of Cadence, has managed the Fund since 2006.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment adviser or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Summary Prospectus

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